Exhibit 10.2

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****]

EXECUTION COPY

Amendment to Confirmation Agreement

Barclays Bank PLC
5 The North Colonnade
Canary Wharf, London E14 4BB
Facsimile:+44 (20) 777 36461
Telephone: +44 (20) 777 36810

c/o Barclays Capital Inc.
as Agent for Barclays Bank PLC 745
Seventh Ave
New York, NY 10019

AOL Inc.

Attention: Athur T. Minson

Telephone No.: +1 212 206 5004

Facsimile No.: +1 703 466 9097

August 31, 2012

Dear Mr. Minson:

Reference is made to the Share Repurchase Transaction letter agreement dated August 26, 2012, between Barclays Bank PLC, through its agent Barclays Capital Inc., and AOL Inc. (the “Confirmation”). The purpose of this letter agreement (this “Amendment Agreement”) is to amend certain terms set forth in the Confirmation as described below. All capitalized terms used, but not defined herein, shall have the meanings assigned thereto in the Confirmation. Notwithstanding anything in the Confirmation to the contrary, Barclays and Counterparty hereby agree as follows:

1.	Maximum Maturity Date: Section 3 of Schedule A to the Confirmation shall be deleted in its entirety and replaced with the following:

Maximum Maturity Date:                                [****]

2.	Minimum Maturity Date: Section 4 of Schedule A to the Confirmation shall be deleted in its entirety and replaced with the following:

Minimum Maturity Date:                                [****]

3.	Fixed Amount Adjustment Date: Section 11 of Schedule A to the Confirmation shall be deleted in its entirety and replaced with the following:

Fixed Amount Adjustment Date:            December 3, 2012

4.	Representations, Warranties and Agreements:

(a)	Each party represents to the other party, as of the date hereof, as to the matters set forth in Section 3(a) of the Agreement; provided that references in such Section to the Agreement shall be to this Amendment Agreement.

(b)	On the date hereof, Counterparty hereby repeats all of the representations and warranties set forth in Section 4(a), Section 4(c) through Section 4(o), Section 4(q) and Section 5(p) of the Confirmation; provided that references in such Sections to (x) the “Trade Date” or “the date hereof” shall be deemed references to the date of this Amendment Agreement, (y) “the Transaction” shall be deemed references to “the Transaction, as amended by this Amendment Agreement,” and (z) “this Confirmation” shall be deemed references to “this Confirmation, as amended by this Amendment Agreement.”

5.	Counterparts: This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

6.	Governing Law: This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Except as expressly modified herein, the Confirmation shall remain in full force and effect.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Amendment Agreement.

Very truly yours,

BARCLAYS CAPITAL INC.,
acting solely as Agent in connection with the Transaction

By:	/s/ Bryan C. Spencer
Name: Bryan C. Spencer
Title: Authorized Signatory

Accepted and confirmed as of the date hereof:

AOL INC.

By:	/s/ Arthur Minson
Name: Arthur Minson
Title: COO

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